SUPPLEMENT DATED SEPTEMBER 30, 2004 TO
                          CAPITAL APPRECIATION FUND PROSPECTUS DATED MAY 3, 2004

The following information supplements the information in the Capital Appreciation Fund prospectus. Please retain this supplement and keep it with the prospectus for future reference.

The Board of Trustees of the Trust, on behalf of Capital Appreciation Fund has approved an amendment to the investment advisory agreement between the Fund and TAMIC. Effective September 1, 2004, the investment advisory fee will be revised from the annual rate of 0.75% of the daily net assets of the Fund, to a fee calculated at an annual rate in accordance with the following schedule.

                                                          INVESTMENT
AVERAGE DAILY NET ASSETS                                 ADVISORY FEE
First $1.5 billion................................          0.700%
Over $1.5 billion.................................          0.650%

THE SECTION "TRANSFER AGENT AND FUND ADMINISTRATOR - RECENT DEVELOPMENTS" IS DELETED AND REPLACED WITH THE FOLLOWING:

Citigroup has been notified by the Staff of the Securities and Exchange Commission (SEC) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management
(CAM), including it applicable investment advisory companies and Citigroup Trust Bank (CTB), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed fund, including the Fund. This notification arises out of a previously disclosed SEC investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosure made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that s the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurances, Citigroup does not believe that this matter will have a material adverse effect on the fund.


September 2004                                                           L-24413

                                          SUPPLEMENT DATED SEPTEMBER 30, 2004 TO
           CAPITAL APPRECIATION FUND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                                               DATED MAY 3, 2004

The following information supplements the information in the Capital Appreciation Fund SAI. Please retain this supplement and keep it with the SAI for future reference.

The Board of Trustees of the Trust, on behalf of the Fund has approved an amendment to the investment advisory agreement between the Fund and TAMIC and an amendment to the sub-advisory agreement between TAMIC and Janus. Effective September 1, 2004, the investment advisory fee will be revised from the annual rate of 0.75% of the daily net assets of the Fund, to a fee calculated at the annual rates in accordance with the following schedules.

                                                           INVESTMENT
AVERAGE DAILY NET ASSETS                                  ADVISORY FEE
First $1.5 billion................................           0.700%
Over $1.5 billion.................................           0.650%

The sub-advisory fee will be revised from the current schedule:

AVERAGE DAILY NET ASSETS                                  SUB-ADVISORY FEE
First $100 million................................             0.550%
Next $400 million.................................             0.500%
Over $500 million.................................             0.450%

to a fee calculated at the annual rates in accordance with the following schedule:

AVERAGE DAILY NET ASSETS                                  SUB-ADVISORY FEE
First $100 million................................             0.500%
Next $400 million.................................             0.450%
Next $1 billion...................................             0.400%
Over $1.5 billion.................................             0.350%



September 2004                                                           L-24418